UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2021

PRECIPIO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-36439 (Commission File Number)	91-1789357 (IRS Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2021, Precipio, Inc. (the “Company”) convened its Annual Meeting of shareholders for the purpose of holding a stockholder vote (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted to:

(1)	To elect Kathleen D. LaPorte and Ron A. Andrews as Class III directors for terms to expire in 2024 (“Proposal One”);

(2)	To hold an advisory (non-binding) vote to approve named executive compensation (“Proposal Two”);

(3)	To hold an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation (“Proposal Three”);

(4)	To approve an amendment to and restatement of the Company’s 2017 Stock Option and Incentive Plan (the “2017 Plan”) to increase the number of shares authorized for issuance under the 2017 Plan by 925,000 shares (“Proposal Four – Amendment No 1 to the 2017 Plan”);

(5)	To approve an amendment to and restatement of the 2017 Plan to remove the limitation on the number of Stock Options or Stock Appreciation Rights (as such term is defined the 2017 Plan) that may be issued to any one individual grantee during any one calendar year (“Proposal Five - Amendment No 2 to the 2017 Plan”);

(6)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021; and

(7)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2021.

The number of shares of common stock entitled to vote at the Annual Meeting was 18,133,063. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 9,470,286 representing 52.22% of the total number outstanding shares of the Company.

Proposals 1-6 submitted to a vote of the Company’s stockholders at the Annual Meeting were approved.

The votes cast with respect to each matter voted upon are set forth below.

Proposal 1: To elect Kathleen D. LaPorte and Ron A. Andrews as Class III directors for terms to expire in 2024

	Votes For	Votes Against	Withheld	Brokers Non-Votes
Total Shares Voted	4,843,262	0	77,043	4,549,981

Kathleen D. LaPorte

	Votes For	Votes Against	Withheld	Brokers Non-Votes
Total Shares	4,807,906		112,399	4,549,981

Ron A. Andrews

	Votes For	Votes Against	Withheld	Brokers Non-Votes
Total Shares	4,836,921		83,384	4,549,981

Proposal 2: To hold an advisory (non-binding) vote to approve named executive compensation as set forth in the Proxy Statement, was as follows:

	Votes For	Votes Against	Abstain	Brokers Non-Votes
Total Shares	4,549,014	265,840	105,451	4,549,981

Proposal 3: To hold an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation as set forth in the Proxy Statement, was as follows:

	1 Year	2 Years	3 Years	Abstain
Total Shares	1,005,046	81,647	3,735,322	98,290

Proposal 4: To approve an amendment to and restatement of the Company’s 2017 Stock Option and Incentive Plan (the “2017 Plan”) to increase the number of shares authorized for issuance under the 2017 Plan by 925,000 shares as set forth in the Proxy Statement was as follows:

	Votes For	Votes Against	Abstain	Brokers Non-Votes
Total Shares	3,718,450	1,144,707	57,148	4,549,981

Proposal 5: To approve an amendment to and restatement of the 2017 Plan to remove the limitation on the number of Stock Options or Stock Appreciation Rights (as such term is defined the 2017 Plan) that may be issued to any one individual grantee during any one calendar year as set forth in the Proxy Statement was as follows:

	Votes For	Votes Against	Abstain	Brokers Non-Votes
Total Shares	3,746,262	1,105,982	68,061	4,549,981

Proposal 6: proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021 as set forth in the Proxy Statement, was as follows:

	Votes For	Votes Against	Abstentions
Total Shares	9,213,571	235,029	21,686

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date:        June 21, 2021